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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                         PNC BANK, NATIONAL ASSOCIATION

                             REGISTRATION STATEMENT

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank, National Association. (the "Bank"), hereby names, constitutes and appoints Melanie S. Cibik, Libby G. Fishman and Thomas R. Moore, or any one of them, severally, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement (on whatever form) for the registration under the Securities Act of 1933, as amended, of notes backed or secured by government guaranteed student education loans to be issued by the PNC Student Loan Trust I, a Delaware business trust, in which the Bank holds a minority beneficial interest, and to execute in such person's name, place and stead, in any and all capacities, any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that any said attorney-in-fact and agent, or substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this April 8, 1997.

Name/Signature                                 Capacity
--------------                                 --------

/s/ THOMAS H. O'BRIEN                          Chairman and Director
---------------------------
Thomas H. O'Brien

/s/ B.R. BROWN                                 Director
---------------------------
B. R. Brown

/s/ CONSTANCE CLAYTON                          Director
---------------------------
Constance E. Clayton, Ed.D

/s/ EBERHARDT FABER IV                         Director
---------------------------
Eberhardt Faber IV

/s/ STUART HEYDT                               Director
---------------------------
Stuart Heydt, M.D.

/s/ WILLIAM J. JOHNS                           Controller
---------------------------
William J. Johns

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/s/ EDWARD P. JUNKER, III                      Director
---------------------------
Edward P. Junker, III

/s/ T.A. MCCONOMY                              Director
---------------------------
Thomas A. McConomy

/s/ ROCCO A. ORTENZIO                          Director
---------------------------
Rocco A. Ortenzio

/s/ JANE G. PEPPER                             Director
---------------------------
Jane G. Pepper

/s/ ROBERT C. ROBB, JR.                        Director
---------------------------
Robert C. Robb, Jr.

/s/ JAMES E. ROHR                              President and Chief Executive
---------------------------                    Officer and Director
James E. Rohr

/s/ DANIEL M. ROONEY                           Director
---------------------------
Daniel M. Rooney

/s/ SETH E. SCHOFIELD                          Director
---------------------------
Seth E. Schofield